United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 13, 2025

Date of Report (Date of earliest event reported)

SPI Energy Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37678	20-4956638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4803 Urbani Ave. McClellan Park, CA	95652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 919-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	SPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 13, 2025, SPI Energy Co., Ltd., a Cayman Islands company (the “Company”), received a notification letter (the “Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Nasdaq hearings panel had determined to delist the Company’s shares from The Nasdaq Capital Market, due to the Company’s violation of Listing Rules 5250(c)(1) and 5550(a)(2), the “Bid Price Requirement” and “Annual Shareholder Meeting” Rules.

The Letter stated that the Hearing Panel has determined to delist the Company’s shares from Nasdaq and trading in the Company’s securities will be suspended at the open of trading on January 15, 2025. The Company has 15 days after the date of the Letter to request that the hearing panel review the decision, or the Nasdaq Listing and Hearing Review Council may, on its own motion, determine to review the hearing panel’s decision within 45 calendar days after the Letter.

The delisting of the Company’s shares was driven by several contributing factors, primarily delinquency in the Company’s public filings with the SEC, beginning with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2024, which delays were primarily due to the difficulties in the completion of its 2023 audit, continuous trading below $1 per share for 30 consecutive business days and the Company’s failure to hold its annual shareholders meeting during 2024.

At this time, the Company has determined not to appeal Nasdaq’s delisting determination. Management anticipates that the Company’s shares will continue to trade on an over-the-counter (OTC) market.

Forward Looking Statements

Certain information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPI ENERGY CO., LTD.

January 14, 2025	By:	/s/ Xiaofeng Peng
Xiaofeng Peng
Chief Executive Officer

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